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                                                                   EXHIBIT 10.28

                            SECOND AMENDMENT TO LEASE

                                     between

              500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, Landlord

                                       and

                              iVILLAGE INC., Tenant


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                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE (this "Amendment") made as of this 10th day of January, 2000, by and between 500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, a New York limited partnership, having an office c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York ("Landlord"), and iVILLAGE INC., a Delaware corporation, having an office at 500 Seventh Avenue, New York, New York ("Tenant").

                               W I T N E S S E T H

         WHEREAS, by Agreement of Lease dated March 14, 2000, (the "Agreement of Lease"), by and between Landlord and Tenant, as amended by that certain First Amendment to Lease dated as of June 7, 2000 (the "Amendment", the Amendment together with the Agreement of Lease shall hereinafter be referred to as the "Lease"), Landlord did demise and let unto Tenant and Tenant did hire and take from Landlord in the buildings located at 500 Seventh Avenue (the "500 Building") and at 512 Seventh Avenue (the "512 Building") each in the borough of Manhattan, City and State of New York (hereinafter collectively known as the "Building"), the entire rentable area of the fourteenth (14th) floor and a portion of the twelfth (12th) floor in the 500 Building, and the entire eleventh
(11th), twelfth (12th), and thirteenth (13th) floors of the 512 Building (collectively, the "Demised Premises"), as more particularly described in the Lease; and

         WHEREAS, the term of the Lease currently expires on April 30, 2015; and

         WHEREAS, Landlord and Tenant desire to modify and amend the Lease as hereinafter provided.

         NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings ascribed to them in the Lease unless otherwise specifically set forth herein to the contrary.

         2. (a) Landlord and Tenant hereby agree that "Specialty Installation(s)" (as defined in Section 14.05 of the Lease) shall include any and all equipment installed by Tenant, including, without limitation, any electrical panel(s) or subpanel(s), the "Pass-Through Equipment") in the pass-throughs (the "Pass-Throughs") between the "A" and "B" portion of each floor of the Demised Premises created by the removal, at Landlord's expense, of the three (3) freight elevator shaft ways on each floor of the Demised Premises and the restoration of the floor slabs subsequent thereto.

                  (b) In accordance with Section 14.05 of the Lease, upon the Expiration Date or sooner termination of this Lease, Tenant shall, at its sole cost and expense, (i) remove all

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Specialty Installation(s), including, without limitation the Pass-Through
Equipment, from the Demised Premises, (ii) restore all slab and wall penetrations to the condition that existed prior to such penetrations, (iii) restore the Pass-Throughs to a condition suitable in Landlord's reasonable judgment for the regular, lawful traffic or personnel and equipment through the "A" and "B" portion of each floor of the Demised Premises by way of the Pass-Throughs, (iv) relocate any and all circuitry, wiring and Pass-Through Equipment as reasonably designated by Landlord to supply and distribute electricity through the Demised Premises in the manner reasonably determined by Landlord to be appropriate, and (v) build new electric closet(s) for the relocated circuitry, wiring and Pass-Through Equipment as reasonably determined by Landlord. Notwithstanding the foregoing, landlord agrees that if it is finally determined by Landlord prior to the expiration of the term of the Lease (as the same may be extended) that Landlord will demolish the entire Demised Premises, then Landlord shall not require Tenant to relocate the electric circuitry in the Demised Premises. Landlord further agrees that if the Lease shall expire according to its terms, and not by reason of any default by Tenant, and Landlord shall require Tenant to relocate any electric panels or subpanels from the Pass-Throughs to a distance in excess of fifty (50) feet from its original location in the Pass-Throughs, Landlord shall pay for any incremental cost of materials (i.e. piping and wiring) and labor over the costs of materials and labor that would be incurred if Landlord had required such relocation to a distance of fifty (50) feet only, provided nothing contained herein shall be deemed to require Landlord to pay for the same on an overtime or premium pay basis.

         3. Except as expressly set forth in this Amendment, the terms and conditions of the Lease shall continue in full force and effect without any change or modification and shall apply for the balance of the term of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern.

         4. This Amendment shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Amendment shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be charged.

         5. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

         6. All prior statements, understandings, representations and agreements between the parties, oral or written, are superseded by and merged in this Amendment, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, neither party relying upon any statement, understanding, representation or agreement made by the other not embodied in this Amendment.

           7. No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by either party of any breach hereunder or failure or refusal by the other party to comply with its

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obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

         8. This Amendment shall be interpreted and enforced in accordance with the laws of the state in which the Demised Premises are located without reference to principles of conflicts of laws.

         9. If any provision of this Amendment shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Amendment and to this end the provisions of this Amendment are intended to be and shall be severable. Notwithstanding the foregoing sentence, if (i) any provision of this Amendment is finally determined by a court of competent jurisdiction to be unenforceable or invalid in whole or in part, (ii) the opportunity for all appeals of such determination have expired, and (iii) such unenforceability or invalidity alters the substance of this Amendment, (taken as a whole) so as to deny either party, in a material way, the realization of the intended benefit of its bargain, such party may terminate this Amendment within thirty (30) days after the final determination by notice to the other. If such party so elects to terminate this Amendment, then this Amendment shall be terminated and neither party shall have any further rights, obligations or liabilities hereunder, except those obligations which expressly survive the termination of this Amendment.

         10. LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY RIGHT EACH MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AMENDMENT OR ANY OTHER DOCUMENT EXECUTED AND DELIVERED BY EITHER PARTY IN CONNECTION HEREWITH (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AMENDMENT ON THE GROUNDS THAT THIS AMENDMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).

         11. This Amendment may be executed in any number of counterparts. It is not necessary that all parties sign all or any one of the counterparts, but each party must sign at least one counterpart for this Amendment to be effective.

         12. This Amendment shall not be binding upon either party unless and until it is fully executed and delivered to both parties.

                                   * * * * * *

            [The remainder of this page is left intentionally blank;
                          the signature page follows.]

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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

                                  LANDLORD:

                                  500-512 SEVENTH AVENUE LIMITED

                                  PARTNERSHIP

                                  By:      500-512 ArCap LLC


                                  By:  /s/ Alan Kava
                                     -------------------------------------------
                                           Name:    Alan Kava
                                           Title:   Authorized Representative

                                  TENANT:

                                  iVILLAGE INC.

                                  By:  /s/ Steven Elkes
                                     -------------------------------------------
                                           Name:    Steven Elkes
                                           Title:   Executive Vice President
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